                                                                      Exhibit 24
                                                                      ----------

                            ALLFIRST FINANCIAL INC.

                               Power of Attorney
                               -----------------


     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Allfirst Financial Inc. (the "Company"), hereby appoints Frank P. Bramble, Susan C. Keating and Robert L. Carpenter, Jr., and each of them, with full power of substitution and re-substitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes: To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, the Annual Report on Form 10-K for the year ended December 31, 2000, and any amendments or supplements thereto, and to file the same with the Securities and Exchange Commission.

     This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ Frank P. Bramble                       January 23, 2001
---------------------------------------
Frank P. Bramble
Chairman of the Board and
Director


/s/ Susan C. Keating                       January 23, 2001
---------------------------------------
Susan C. Keating
President, Chief Executive
Officer and Director


 /s/ Robert L. Carpenter, Jr.              January 23, 2001
---------------------------------------
Robert L. Carpenter, Jr.
Executive Vice President and
Controller

/s/ Sherry F. Bellamy                      January 23, 2001
---------------------------------------
Sherry F. Bellamy
Director


/s/ James T. Brady                         January 23, 2001
---------------------------------------
James T. Brady
Director


                                           January 23, 2001
---------------------------------------
Michael D. Buckley
Director


/s/  Jeremiah E. Casey                     January 23, 2001
---------------------------------------
Jeremiah E. Casey
Director


                                           January 23, 2001
---------------------------------------
Edward A. Crooke
Director


/s/  John F. Dealy                         January 23, 2001
---------------------------------------
John F. Dealy
Director


                                           January 23, 2001
---------------------------------------
Mathias J. DeVito
Director


/s/ Frank A. Gunther, Jr.                  January 23, 2001
---------------------------------------
Frank A. Gunther, Jr.
Director


/s/ Margaret M. Heckler                    January 23, 2001
---------------------------------------
Margaret M. Heckler
Director


/s/  Lee H. Javitch                        January 23, 2001
---------------------------------------
Lee H. Javitch
Director

/s/  Gary Kennedy                          January 23, 2001
---------------------------------------
Gary Kennedy
Director


/s/ William T. Kirchhoff                   January 23, 2001
---------------------------------------
William T. Kirchhoff
Director


/s/ Henry J. Knott, Jr.                    January 23, 2001
---------------------------------------
Henry J. Knott, Jr.
Director


/s/  Andrew Maier II                       January 23, 2001
---------------------------------------
Andrew Maier II
Director


/s/  Thomas P. Mulcahy                     January 23, 2001
---------------------------------------
Thomas P. Mulcahy
Director


                                           January 23, 2001
---------------------------------------
Morton I. Rapoport
Director

                                       3